Exhibit 99.1 Energy Recovery Investor Presentation June 2020 NASDAQ: ERII

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements within the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward- looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements. Confidential & Proprietary 2

About Energy Recovery

ENERGY RECOVERY SNAPSHOT o For more than 20 years, Energy Recovery has created technologies that solve complex challenges for industrial fluid flow markets o We design and manufacture solutions that reduce waste, improve operational efficiency, and drive significant cost-savings for our customers in Water and Oil & Gas o Our worldwide sales and technical service organization provides on-site support for our products Headquarters Madrid, Dubai, Shanghai, San Leandro, California Spain UAE China Commercial Development Center Katy, Texas R&D, Manufacturing On-Site Water Sales Offices Oil & Gas Operations Confidential & Proprietary 4

WHY ENERGY RECOVERY? Our technologies lower production costs of clean water and oil & gas, enabling more affordable access to these critical resources Our Water solutions are in desalination facilities on seven continents, reducing carbon emissions and helping to combat water scarcity around the globe The PX® Pressure Exchanger® energy recovery device revolutionized seawater reverse osmosis desalination, reducing energy costs by up to 60%* In-development VorTeq™ technology can reduce emissions and energy intensity of oil & gas production while lowering costs – fewer pump failures, smaller site footprint *Energy Recovery estimate Confidential & Proprietary 5

OUR PRODUCT CATEGORIES Water Energy Recovery Devices Pumps PX® Pressure Exchanger® Oil & Gas Hydraulic Fracturing Solution VorTeq™* *in development Confidential & Proprietary 6

OUR CORE TECHNOLOGY PLATFORM IS THE PRESSURE EXCHANGER (PX)

- Our pressure exchanger acts like a fluid piston, transferring energy between high- and low-pressure fluids through continuously rotating ducts
- PX technology provides benefits in a variety of industrial applications using high-pressure fluids
  - **Water** – pressure exchangers lower energy consumption and emissions, as well as reduce the pump size needed for seawater reverse osmosis desalination (PX Pressure Exchanger)
  - **Oil & Gas** – pressure exchangers can protect pumps from erosion, reducing equipment failure common during well completion and drilling operations (VorTeq)

Pressure Exchanger Internal Components

Transfers energy with only one moving part (rotor)



End Cover
Sleeve
Rotor and Duct
Cartridge

Fluid Flows in a Pressure Exchanger



Housing
Low Pressure Fluid IN
High Pressure Fluid OUT
High Pressure Clean Water IN
Low Pressure Clean Water OUT

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HOW PRESSURE EXCHANGER TECHNOLOGY WORKS

Sealed Phase

Two fluids on opposite sides of PX; rotor duct is sealed, isolating high, low pressure fluid streams



2
1

1. Low pressure driven fluid that will be pressurized and sent into system
2. High pressure motive fluid

Rotor duct rotates to pressure exchange phase



Rotor duct rotates to sealed phase

Pressure Exchange Phase

1. Low pressure driven fluid enters the rotor duct
2. High pressure motive fluid enters the rotor duct



4
1
2
3

3. Low pressure driven fluid contacts motive fluid, expelling it at low pressure
4. High pressure motive fluid contacts driven fluid, expelling it at high pressure

Pressure is exchanged continuously as the rotor spins at high speed

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INVESTING IN MULTI-DISCIPLINARY ENGINEERING TALENT

Significant investments in R&D team in recent years to strengthen our capabilities

- Over 5x increase in R&D headcount since 2013 – one-third of ERI holds engineering degrees
- Expertise in critical disciplines to incubate and commercialize new industrial fluid-flow solutions

Team focused on incubation of new products with clear commercialization objectives and returns

- Late 2019 reorganization provided further transparency and accountability

- *Fluid Mechanics & Aerodynamics*
- *Solid Mechanics*
- *CFD & FEA*
- *Hydrodynamic Bearings*
- *Multi-Phase Flow*
- *Dynamics & Controls*
- *Acoustics & Vibrations*
- *Tribology*
- *Material Science & Coatings*
- *Pumps and Turbines*
- *Turbomachinery*
- *Rotating Equipment*

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EVOLVING MANUFACTURING CAPABILITIES Advanced ceramics manufacturing capabilities help drive water success o Vertically integrated ceramics manufacturing facility located in-house in CA ▪ Creates potential competitive barrier to entry o Best practices ensure high-quality production process ▪ Approximately 99.9% of every PX Pressure Exchanger passes final stringent quality control before shipping Ceramics expertise directly translates to tungsten carbide for Oil & Gas applications o Production follows comparable path – from powder to final machining o Rigid quality control and precision manufacturing Confidential & Proprietary 10

DISTRIBUTION STRATEGY LEVERAGES OUR STRENGTHS IN EACH MARKET Global Water Distribution Channel Oil & Gas Strategy Differs Due to Our Position o Sales and technical service organization's o Licensing model is an effective method for a tenure and global reach delivers advantages newcomer in a mature, competitive market in a relationship-driven market ▪ De-risks market entry ▪ Entrenched, stable team located in ▪ Partnerships provide faster credibility 11 countries across 5 continents ▪ Eliminates need to build our own o Strong relationships and extensive database distribution channel enable early project identification ▪ Reduces time to market Water sales and service personnel located in United States, Canada, Spain, India, China, Saudi Arabia, United Arab Emirates, Jordan, Egypt, Mexico, Peru Confidential & Proprietary 11

HISTORICAL FINANCIAL RESULTS Revenue: 18% CAGR 2015-2019 Product Gross Margin Strength $87M 72% 71% $75M $69M 67% $58M 64% $45M 56% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Cash Rich, Unlevered Balance Sheet We are positioned to make critical investments in our business o Exploring opportunities to expand our water business o Commercialization and subsequent launch of VorTeq o Incubation efforts pushing the technical and commercial boundaries of our PX Pressure Exchanger technology Confidential & Proprietary 12

Water – Global Demand Trends Driving Robust Future Outlook for Energy Recovery

FRESH WATER SCARCITY IS INCREASING Fresh water demand is increasing, creating global demand gaps o Water demand driven by population growth, industrialization, rapid urbanization, climate change o The world will only have 60% of the water it needs by 20301 o Potable water demand expected to increase by roughly 30% by 20501 Desalinating seawater is an increasingly important part of meeting global water demand o We are well-positioned to be part of the global supply solution o SWRO expertise and commanding market position offers potential springboard to growth Continued Growth in SWRO Desalination CAPEX Spend 2014 – 20222 $8.9B 3 $7.7B $8.2B $5.0B $3.3B $3.3B $2.1B $2.0B $2.5B 2014 2015 2016 2017 2018 2019 2020 2021 2022 1United Nations World Water Development Report; 2DesalData Forecasts 3Third year projections typically dips due to limited market visibility Confidential & Proprietary 14

THERMAL DESALINATION DECOMMISSIONING CREATING INCREMENTAL DEMAND

Thermal seawater desalination was the dominant technology through the 1990s

- Operational savings from devices like the PX made SWRO significantly cheaper than thermal
  - Thermal OPEX costs today are roughly 2x higher than SWRO
  - $1B SWRO retrofit of two Saudi thermal plants will generate OPEX savings of $360M/year[1]

Potential for roughly $0.5 Billion in Energy Recovery Device sales to maintain current water supply[2]

- Cost saving opportunities could accelerate pace of thermal to SWRO retrofits

Desalination Capacity Increases and Percent Market Share by Decade



Cumulative Commissioned Capacity
(millions of cubic meters per day of production)
Thermal
SWRO
40.0M
20.0M
-
29
26
1961-'70
1971-'80
1981-'90
1991-'00
2001-'10
2011-'18



Thermal vs. SWRO
(% of Annual Plant Installations)
Thermal
SWRO
100
3
97
16
84
41
59
55
45
74
26
100
1961-'70
1971-'80
1981-'90
1991-'00
2001-'10
2011-'18
2019-'20

[1]*DesalData Forecasts;* [2]*Energy Recovery estimates*

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PX PRESSURE EXCHANGER RECYCLES HYDRAULIC ENERGY, REDUCES ENERGY COSTS

Without Energy Recovery Devices (ERDs)

Seawater

Low pressure potable water


MEMBRANES
HIGH PRESSURE PUMP

Pump pushes high pressure seawater through membranes

Energy wasted as high pressure brine hits valve

The Ocean[1]

- Energy consumption and costs made SWRO uneconomical historically
- Approx. 60% of energy wasted during SWRO prior to implementation of ERDs

With PX Pressure Exchanger

Incoming seawater routed to pump and PX

Low pressure potable water


MEMBRANES
HIGH PRESSURE PUMP
CIRCULATION PUMP
PX DEVICE/ARRAY

Main pump size reduced by up to 60%

PX transfers energy from high pressure brine to seawater

The Ocean[1]

- PX lowers energy consumption by up to 60%
- Recycles energy, reduces high pressure pump size, making SWRO more economical
- PX durability lowers facility lifecycle cost

[1]*Ocean or other geological mass*

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OUR WATER SOLUTIONS

Energy Recovery Devices

PX Pressure Exchanger



- Most widely used ERD in SWRO
- Unmatched efficiencies for desalination up to 98%
- Highest uptime in the market (99.8%)
- Designed for up to 25+ years of useful life

AT Turbocharger



- Efficiencies up to 80%
- Volute insert technology for best efficiency range
- Lower initial capital costs

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OUR WATER SOLUTIONS

Pump Products

AquaBold High Pressure Pump



- Water lubricated bearing for long life and low maintenance
- Cast, duplex stainless-steel hydraulics for higher quality and uptime

Vertical and Horizontal Circulation Pumps



- Specialized pumps pair with PX application
- Designed for long life with low maintenance
- Reliable performance in high suction pressure operating environments

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GLOBAL REACH OF ENERGY RECOVERY WATER SOLUTIONS 17M cubic Helps produce water >11.5M metric tons meters/day of to meet daily $2.0B/year saved for CO2 emissions >20,000 devices potable water consumption of customers prevented/year – installed worldwide produced >50M people equal to >2.4M cars Energy Recovery estimates, assumes all deployed devices are in operation Confidential & Proprietary 19

OUR IP AND GLOBAL FOOTPRINT HAVE DRIVEN GROWTH AND PROFITABILITY

Global Water Demand Drives Growth

- Global demand for water continues to take on increased levels of importance
- Larger numbers of projects, in increasingly greater size, are appearing in our backlog and pipeline
- Despite continued backlog execution and record revenue, the backlog remains robust

Extended growth cycle

- Evidence of extended cycle and upward shift in global water demand curve
- Revenue growth trend since 2014 suggests a secular water demand shift
- Entered 2020 with largest backlog ever

Exceptional margins

- Margin improvement reflects increased MPD demand



Historical Water Revenues
$48M
+14%
$54M
+11%
$61M
+20%
$73M
2016
2017
2018
2019



Historical Water Gross Margins
66%
70%
72%
72%
2016
2017
2018
2019

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FOCUSED ON EXPANDING OUR WATER BUSINESS

We currently focus on only 1-2% of a project's capital spend

- Energy recovery devices make up a small fraction of CAPEX and are critical to make plant operations affordable
- We have a small offering of high efficiency Pumps (<1%)
- Currently no exposure to other areas of desalination spend

Leverage our market leadership presence

- Our desalination position and distribution channel is a springboard to expand sales
- Improving our existing solutions to further increase competitive advantage
- Focused on increasing offering in pumps and packaged/engineered solutions
- Utilize demand for and recognition of our strong PX Pressure Exchanger brand

Average Desal Project Capital Spend[1]



Intake/Outfalls 7%
Pretreatment 6%
Engineering & Design 22%
Installation & Fabrication 8%
Pumps 8%
Membranes 6%
Other Equipment & Materials 41%
Permitting 1%
Energy Recovery Devices (ERD) 1%

Energy Recovery product segments (current/potential)

Energy Recovery dominates the ERD segment and has select offerings in Pumps

[1]DesalData Forecasts for 2023

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Oil & Gas – Material Progress Made on Path to Commercializing VorTeq Technology

WE ARE APPLYING OUR WATER EXPERTISE TO OIL & GAS Water and Oil & Gas have similarities o High pressure fluid-flow environments o Potential to transfer pressure energy from a high-pressure fluid to a low-pressure fluid o Opportunities to eliminate waste in system – increase efficiencies and decrease costs Leveraging Water experience to develop Oil & Gas solutions o Advanced fluid & structural mechanics, bearing performance, and material expertise of R&D o Precision manufacturing coupled with enhanced experimental capabilities o In-house simulation tools to model performance and results Our Solutions Can Protect Pumps ✓ Fewer pump failures, High pressure We keep abrasive less pump pumps used frac fluid away from redundancy in Oil & Gas pumps - pressure ✓ Lower maintenance, are susceptible exchangers handle capital costs to abrasion, this fluid instead of ✓ Reduced emissions, erosion, fatigue, pumps energy intensity corrosion ✓ Smaller site footprint Confidential & Proprietary 23

VORTEQ AGREEMENT & COMMERCIALIZATION PATH

Entered into a 15-year license agreement with Schlumberger Technology Corporation

- Exclusive rights to VorTeq for on-shore hydraulic fracturing
  - Upfront **$75M** exclusivity fee
  - Two separate **$25M** milestone payments (for a total of **$50M**) subject to certain KPIs
    - ✓ Milestone 1 (M1): Frac at product licensee test facility
    - ✓ Milestone 2 (M2): Frac at customer exploration & production (E&P) well
  - Commercialization Highlights:
    - ✓ $1.5MM per VorTeq per year
    - ✓ Acceptance standards inclusive of M1 and M2, as well as other performance tests
    - ✓ Product licensee responsible for missile manufacturing; ERI provides PX Pressure Exchangers, housing and motors
    - ✓ Five years from first unit to full deployment across product licensee fleets

Liberty Oilfield Services carve-out (our early-stage test partner)

- Rights for up to 20 VorTeq units for up to 5 years
- We provide full missile and cartridges – vendors have been qualified
- Commercialization standards differ and thus speed to market may be faster
- Pricing based on contractual ROIC

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VORTEQ o Hydraulic fracturing technology solution o Hydraulic fracturing technology solution o Houses 12 pressure exchangers o Houses 12 pressure exchangers o Designed to isolate and save frac pumps o Designed to isolate and save frac pumps Confidential & Proprietary 25

VORTEQ PROTECTS HIGH PRESSURE PUMPS, REDUCES COSTS

Status Quo


SAND TANK
CHEMICAL TANK
WATER TANK
Frac fluid processed by pumps
HIGH PRESSURE PUMP FLEET
MISSILE
DOWNHOLE
BLENDER
HIGH PRESSURE PUMP FLEET

- Pumps handle frac fluid (water, chemicals and sand)
- Pumps quickly destroyed

With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
Pumps are isolated, clean water fed to pumps
VorTeq handles frac fluid
BLENDER
LP CLEAN WATER
LP FRAC FLUID
HIGH PRESSURE PUMP FLEET
VorTeq™
OUT
DOWNHOLE

- Capital savings (\$1M - \$2M[1]) – less pump redundancy = less waste
- Maintenance savings (\$3M - \$4M[1])

[1] *Energy Recovery Estimates – savings measured in pumps/year pumps/fleet*

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OUR COMMERCIAL DEVELOPMENT CENTER IS CRITICAL TO GROWTH Rigorous VorTeq testing ongoing o Center uses industry standard equipment to simulate pressures, flow, and operating conditions of a frac site o Allows us to confirm system reliability and repeatability in real-world conditions Expanded testing capabilities help accelerate the path to commercialization o Continuous access to testing resources speeds R&D cycle from design concept to validation and implementation An investment in the long-term success of our Oil & Gas business o Houses advanced equipment to machine, inspect and test tungsten carbide components o Enables rigorous testing of tungsten carbide pressure exchangers prior to field deployment o Designed to scale up or down according to our needs Confidential & Proprietary 27

Strategic Summary

ENERGY RECOVERY – A BALANCED RISK / REWARD APPROACH

Water

Steady, Visible Growth

- Global water demand outlook remains robust in 2020 despite economic challenges globally due to COVID and falling oil prices
- Thermal to SWRO technology transition adds to potential long-term demand trends

Oil & Gas

Applying PX Expertise Beyond Water

- VorTeq – Commercial Development Center is delivering results
- Significant progress to commercialization made in 2019
- Preparations for M1 testing underway
- Ongoing search for live well test frac

Incubation

Refocus on new verticals in 2020

- Leveraging learnings from VorTeq to improve R&D and commercialization strategies
- Reorganization of teams to increase accountability and transparency
- Focus on ROI, size of potential investments and timelines
- Exploit multi-functional aspects of PX

Financially Flexible Balance Sheet

- Cash is king
- Solid net cash position provides strategic options amid global crises
- Core business is secure
- Growth remains a focus

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Thank You